Exhibit 24(b)(8.147):  (Retail) Pax Revised Schedule A as of June 29, 2018, to the Selling and Services Agreement and Fund Participation Agreement

SCHEDULE A

as of June 29, 2018

The following Fund(s) of the Company are available for distribution pursuant to this Agreement:

Pax Balanced Fund Pax Core Bond Fund

Pax ESG Beta Dividend Fund Pax ESG Beta Quality Fund

Pax Global Environmental Markets Fund Pax Global Opportunities Fund

Pax High Yield Bond Fund Pax Large Cap Fund

Pax Mid Cap Fund

Pax MSCI EAFE ESG Leaders Index Fund Pax Small Cap Fund

AGREEMENT FEE SCHEDULE

as of June 29, 2018

In consideration of sales of Class A, Individual Investor Class, and Institutional Class shares of the Funds listed below, under the terms and conditions of the Agreement and the then-current prospectus, the following fee/payment schedule shall apply:

Name of Portfolio	Share Class	Fee Rate
Pax Large Cap Fund	Investor Class	x.xx%
	Institutional Class	NONE
Pax Mid Cap Fund	Investor Class	x.xx%
	Institutional Class	NONE
Pax Small Cap Fund	Class A*	x.xx%
	Investor Class	x.xx%
	Institutional Class	NONE
Pax ESG Beta Quality Fund	Class A*	x.xx%
	Investor Class	x.xx%
	Institutional Class	NONE
Pax ESG Beta Dividend Fund	Investor Class	x.xx%
	Institutional Class	NONE
Pax MSCI EAFE ESG Leaders Index Fund	Investor Class	x.xx%
	Institutional Class	NONE
Pax Global Environmental Markets Fund	Class A*	x.xx%
	Investor Class	x.xx%
	Institutional Class	NONE
Pax Global Opportunities Fund	Investor Class	x.xx%
	Institutional Class	NONE
Pax Core Bond Fund	Investor Class	x.xx%
	Institutional Class	NONE
Pax High Yield Bond Fund	Class A*	x.xx%
	Investor Class	x.xx%
	Institutional Class	NONE
Pax Balanced Fund	Investor Class	x.xx%
	Institutional Class	NONE

In accordance with each Fund’s then-current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by shareholders receiving services described in the Agreement. Such payments shall be computed and paid quarterly. The determination of average daily net assets shall be made at the close of each Business Day. The Broker-Dealer will only receive 12b-1 fees as set forth in the applicable Fee Schedule if it earned at least $x in compensation during the time period for which such fees are payable, as provided in the Fee Schedule.

*Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a x.xx% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year of purchase.